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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934


DATE OF REPORT:   JULY 01, 1996


            AMERUS LIFE INSURANCE COMPANY
- ------------------------------------------------------
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                         IOWA
                                   ---------------
                                   (STATE OR OTHER
                                   JURISDICTION OF
                                    INCORPORATION)


 33-23590                                           42-1405698
- -----------                                      --------------
(COMMISSION FILE                                 (IRS EMPLOYER
 NUMBER)                                         IDENTIFICATION)


                                   611 FIFTH AVENUE
                               DES MOINES, IOWA 50309
                       ---------------------------------------
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




REGISTRANT'S TELEPHONE NUMBER
INCLUDING AREA CODE:                           (515) 283-2371
                                               --------------



                        AMERICAN MUTUAL LIFE INSURANCE COMPANY
                 ---------------------------------------------------
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1-4.  Not Applicable.

Item 5.    Other Events.

AmerUs Life Insurance Company, a stock insurance company (the "Registrant"), sold a pool of fixed rate, first lien commercial mortgage loans (the"Pool") to a trust (the "Trust") which issued $146,595,000 aggregate principal amount of its Commercial Mortgage Pass-Through Certificates, Series 1988-1 (the "Senior Certificates") evidencing beneficial ownership interest in the Trust in a public offering.

The Senior Certificates were registered under the Act by a Registration Statement on Form S-11 (Registration No. 33-23590) which was declared effective by the Securities and Exchange Commission on September 28, 1988.

Class B Certificates and Residual Certificates were also issued but have not been publicly offered.

As servicer (the "Servicer") will service the mortgage loans comprising the Pool pursuant to the Pooling and Servicing Agreement dated as of October 5, 1988 (the "Pooling Servicing Agreement") between the Registrant and Chemical Bank, as Trustee (the Trustee"). (A copy of the Pooling and Servicing Agreement was filed as an exhibit to Registration No. 33-23590). The Registrant, as Servicer, has prepared on behalf of the Trust (i) the distribution date statement (the "Distribution Date (Statement") delivered to the Trustee and (ii) the monthly report (the "Monthly Statement") delivered to the holders of Senior Certificates and Class B Certificates. The Monthly Statement is prepared from the Distribution Date Statement.

The Registrant has attached hereto as Exhibits 99.1 and 99.2, respectively, the Distribution Date Statement and Monthly Statement dated July 01,1996 detailing the current status of the Pool.

Item 6.   Not Applicable.

Item 7.   Financial Statement and Exhibits.

    Exhibit 99.1 -    Distribution Date Statement from
                      Registrant, as Servicer, to Trustee,
                      dated 07/01/96.

    Exhibit 99.2 -    Monthly Statement from Registrant, as
                      Servicer, to holders Senior
                      Certificates and Class B Certificates
                      dates 07/01/96.

                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the Registrant has duly caused this undersigned hereunto duly authorized.

Dated:  July 01, 1996                AmerUs Life Insurance Company

                                       By: /s/ Diane M. Davidson

                            AMERUS LIFE INSURANCE COMPANY


                                    EXHIBIT INDEX


99.1 Distribution Date Statement from Registrant, as Servicer, to Trustee, dated 07/01/96.

99.2 Monthly Statement from Registrant, as Servicer, to holders of Senior Certificates and Class B Certificates dated 07/01/96.